Events after the reporting period	12 Months Ended
Dec. 31, 2019
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events after the reporting period

24. Events after the reporting period

ATM proceeds

From January 1, 2020 until February 28, 2020, the Group sold an additional 1,731,922 treasury shares at an average price of USD 3.65 per share, as part of its ATM program. Total gross proceeds amounted to USD 6.3 million.

There were no other material events after the balance sheet date.